UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2012

PANERA BREAD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3630 South Geyer Road, Suite 100 St. Louis, MO		63127
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 314-984-1000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2012, John M. Maguire, Executive Vice President and Chief Operating Officer of Panera Bread Company (the “Company”) tendered his resignation.  Mr. Maguire's decision to resign was based on his acceptance of the position of Chief Executive Officer of Friendly's Ice Cream LLC.  Mr. Maguire's resignation will be effective on May 31, 2012 (the “Effective Date”), and he will continue to serve as an employee of the Company through the Effective Date.
In addition, on April 17, 2012, Charles J. Chapman, III, Executive Vice President of the Company was appointed Chief Operating Officer, effective as of the Effective Date.
A copy of the press release of the Company announcing Mr. Maguire's resignation and Mr. Chapman's appointment as Chief Operating Officer is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release, dated April 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

Date:	April 17, 2012	By:	/s/ WILLIAM W. MORETON
		Name:	William W. Moreton
		Title:	President and Co-Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release, dated April 17, 2012

Exhibit 99.1
PRESS RELEASE